UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2010

GENEREX BIOTECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

33 Harbour Square, Suite 202, Toronto, Ontario Canada	M5J 2G2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.                                Entry into a Material Definitive Agreement.

On April 28, 2010, Generex Biotechnology Corporation (the “Company”) and Seaside 88, LP (“Seaside”) entered into the First Amendment (“Amendment”) to that certain Common Stock Purchase Agreement, dated as of April 7, 2010 and attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 8, 2010 (“Common Stock Purchase Agreement”).  Pursuant to the Amendment, the parties have modified the timing of the subsequent closings pursuant to which Seaside will purchase shares of the Company’s common stock and have provided for the proportionate adjustment of the number of such shares in respect of any stock split, stock dividend, combination, recapitalization or the like.  All other provisions of the Common Stock Purchase Agreement remain in full force and effect.  Pursuant to the Amendment, the next closing date will be April 30, 2010, and each subsequent closing date will occur two weeks thereafter.

The foregoing is only a summary of the material terms of the Amendment.  The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K contains forward-looking statements that involve risk and uncertainties, such as statements related to the anticipated subsequent closings under the offering described in the Common Stock Purchase Agreement, as amended.  The risks and uncertainties involved include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, the substantial dilution to current stockholders as a result of the purchase price discount offered to Seaside, and the market overhang of shares available for sale that may develop as a result of the subsequent resale by Seaside of the shares it may purchase under the Common Stock Purchase Agreement, as amended, as well as other risks detailed from time to time in the Company’s periodic filings with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	First Amendment to Common Stock Purchase Agreement dated April 28, 2010 by and between Generex Biotechnology Corporation and Seaside 88, LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION.

Date: April 29, 2010	/s/ Rose C. Perri
Chief Operating Officer and Chief Financial Officer (principal financial officer)

Exhibit Index

Exhibit Number	Description
10.1	First Amendment to Common Stock Purchase Agreement dated April 28, 2010 by and between Generex Biotechnology Corporation and Seaside 88, LP.